Exhibit 99.1
HERSHA HOSPITALITY TRUST
Unaudited Pro Forma Condensed Combined Financial Information
(Unaudited, Dollar Amounts in Thousands)

On April 27, 2022, the Company entered into a purchase and sale agreement to sell the Courtyard Brookline, MA, the Hampton Inn Washington, DC, Hilton Garden Inn M Street, DC, Hampton Inn - Philadelphia, PA, Courtyard Sunnyvale, CA, TownePlace Suites Sunnyvale, CA and the Courtyard Los Angeles Westside, CA to an unaffiliated buyer for a purchase price of $505,000. On August 4, 2022, we closed on the sale of these properties, except for the Courtyard Sunnyvale, CA. The sale of the Courtyard Sunnyvale, CA is expected to close in the fourth quarter of 2022. The proceeds from the sale on August 4, 2022 were used to pay off the Company's junior subordinated notes and pay down amount borrowed under the Company's line of credit and term loans. Also on August 4, 2022, the Company entered into a new credit agreement for a senior secured credit facility which provides for a $400,000 term loan and a $100,000 revolving line of credit, which remains undrawn.

The accompanying unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2022 presents the closing of the transaction to sell the seven urban select service hotels noted above as if this transaction occurred on June 30, 2022.

The Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2022 are presented as if the sale of the seven urban select service hotels had occurred on January 1, 2022, and the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021 are presented as if the sale of the seven urban select service hotels had occurred on January 1, 2021.

The following unaudited pro forma consolidated financial information is intended to provide investors with information about the impact of the sale of the seven urban select service hotels by showing how specific transactions have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. This pro forma financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with (i) the Company’s unaudited financial statements as of and for the six months ended June 30, 2022 included in our Quarterly Report on Form 10-Q, filed with the SEC on August 9, 2022, (ii) the Company’s audited financial statements as of and for the year ended December 31, 2021 included in our Annual Report on Form 10-K, filed with the SEC on February 24, 2022, and (iii) the notes to the pro forma condensed consolidated balance sheet included in this Form 8-K. In management’s opinion, adjustments necessary to reflect the effects of the disposition have been made based on management’s best estimate.

HERSHA HOSPITALITY TRUST
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
June 30, 2022
(in thousands)

	Historical	Disposition of Properties		Pro Forma
Assets:
Investment in Hotel Properties, Net of Accumulated Depreciation	$1,335,479	$—		$1,335,479
Investment in Unconsolidated Joint Ventures	5,486	—		5,486
Cash and Cash Equivalents	87,918	(3,387)		84,531
Escrow Deposits	12,764	(7,004)		5,760
Hotel Accounts Receivable	8,242	(1,531)		6,711
Due from Related Parties	534	(26)		508
Intangible Assets	1,204	(463)		741
Right of Use Asset	30,152	—		30,152
Other Assets	36,152	24,333	(2)	60,485
Hotel Assets Held for Sale	318,716	(318,716)	(1)	—
Total Assets	$1,836,647	$(306,794)		$1,529,853

Liabilities and Equity:
Line of Credit	$118,684	$(118,684)	(3)	$—
Term Loan, Net of Unamortized Deferred Financing Costs	496,527	(101,291)	(4)(5)	395,236
Unsecured Notes Payable, Net of Unamortized Discounts and Unamortized Deferred Financing Costs	201,386	(150,517)	(6)	50,869
Mortgages Payable, Net of Unamortized Premium and Unamortized Deferred Financing Costs	229,605	—		229,605
Lease Liabilities	47,744	—		47,744
Accounts Payable, Accrued Expenses and Other Liabilities	38,990	(4,586)		34,404
Dividends and Distributions Payable	6,044	—		6,044
Liabilities Related to Hotel Assets Held for Sale	79,787	(79,787)	(7)	—
Due to Related Parties	482	—		482
Total Liabilities	$1,219,249	$(454,865)		$764,384

Redeemable Noncontrolling Interest - Consolidated Joint Venture	$5,274	$—		$5,274

Equity:
Shareholders' Equity	$557,588	$148,071	(8)	$705,659
Noncontrolling Interests	54,536	—		54,536
Total Equity	612,124	148,071		760,195

Total Liabilities and Equity	$1,836,647	$(306,794)		$1,529,853

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HERSHA HOSPITALITY TRUST
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
June 30, 2022
(in thousands, except shares and per share data)

	Historical	Disposition of Properties		Pro Forma
Revenues:
Hotel Operating Revenues:
Room	$163,374	$(30,592)	(9)	$132,782
Food & Beverage	24,766	(1,101)	(9)	23,665
Other Operating Revenues	16,886	(2,479)	(9)	14,407
Other Revenue	132	—		132
Total Revenues	205,158	(34,172)		170,986
Operating Expenses:
Hotel Operating Expenses:
Room	34,037	(5,858)	(9)	28,179
Food & Beverage	20,011	(748)	(9)	19,263
Other Operating Expenses	62,395	(9,730)	(9)	52,665
Property Losses in Excess of Insurance Recoveries	(962)	—		(962)
Hotel Ground Rent	2,621	(330)	(9)	2,291
Real Estate and Personal Property Taxes and Property Insurance	16,818	(3,237)	(9)	13,581
General and Administrative	11,809	(13)	(9)	11,796
Depreciation and Amortization	36,279	(3,937)	(9)	32,342
Total Operating Expenses	183,008	(23,853)		159,155

Operating Income (Loss)	22,150	(10,319)		11,831
Interest Income	2	(1)	(9)	1
Interest Expense	(29,006)	13,838	(10)	(15,168)
Other (Expense) Income	(207)	27	(9)	(180)
Gain on Disposition of Hotel Properties	—	163,985		163,985
Loss on Debt Extinguishment	—	(15,256)	(11)	(15,256)
Loss before Results from Unconsolidated Joint Venture Investments and Income Taxes	(7,061)	152,274		145,213

Loss from Unconsolidated Joint Venture Investments	(579)	—		(579)

(Loss) Income before Income Taxes	(7,640)	152,274		144,634
Income Tax (Expense) Benefit	(114)	2	(9)	(112)
Net (Loss) Income	(7,754)	152,276		144,522
Loss (Income) Allocated to Noncontrolling Interests
Common Units	2,345	(17,999)		(15,654)
Consolidated Joint Venture	(2,964)	—		(2,964)
Preferred Distributions	(12,087)	—		(12,087)

Net (Loss) Income Applicable to Common Shareholders	$(20,460)	$134,277		$113,817

Earnings per Share:
BASIC
Net Loss Applicable to Common Shareholders	$(0.52)			$2.90
DILUTED
Net Loss Applicable to Common Shareholders	$(0.52)			$2.82

Weighted Average Common Shares Outstanding:
Basic	39,254,536			39,254,536
Diluted	39,254,536			40,364,973

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HERSHA HOSPITALITY TRUST
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
December 31, 2021
(in thousands, except shares and per share data)

	Historical	Dispositions		Pro Forma
Revenues:
Hotel Operating Revenues:
Room	$237,988	$(34,781)	(9)	$203,207
Food & Beverage	31,778	(952)	(9)	30,826
Other Operating Revenues	26,100	(3,305)	(9)	22,795
Other Revenue	123	—		123
Total Revenues	295,989	(39,038)		256,951
Operating Expenses:
Hotel Operating Expenses:
Room	51,885	(8,084)	(9)	43,801
Food & Beverage	24,756	(575)	(9)	24,181
Other Operating Expenses	101,515	(15,259)	(9)	86,256
Property Losses in Excess of Insurance Recoveries	(711)	(250)	(9)	(961)
Hotel Ground Rent	4,400	(685)	(9)	3,715
Real Estate and Personal Property Taxes and Property Insurance	36,787	(7,270)	(9)	29,517
General and Administrative	23,027	(120)	(9)	22,907
Acquisition and Terminated Transaction Costs	391	—		391
Depreciation and Amortization	83,309	(12,840)	(9)	70,469
Loss on Impairment of Assets	222	—		222
Total Operating Expenses	325,581	(45,083)		280,498

Operating Income (Loss)	(29,592)	6,045		(23,547)
Interest Income	15	—		15
Interest Expense	(57,549)	28,656	(10)	(28,893)
Other (Expense) Income	128	71	(9)	199
Gain on Disposition of Hotel Properties	48,352	161,460		209,812
Loss on Debt Extinguishment	(3,069)	(19,444)	(11)	(22,513)
Loss before Results from Unconsolidated Joint Venture Investments and Income Taxes	(41,715)	176,788		135,073

Loss from Unconsolidated Joint Venture Investments	(2,292)	—		(2,292)

Loss before Income Taxes	(44,007)	176,788		132,781
Income Tax (Expense) Benefit	(838)	385		(453)
Net (Loss) Income	(44,845)	177,173		132,328
Loss (Income) Allocated to Noncontrolling Interests
Common Units	6,824	(18,178)		(11,354)
Consolidated Joint Venture	(2,152)	—		(2,152)
Preferred Distributions	(24,174)	—		(24,174)

Net Loss Applicable to Common Shareholders	$(64,347)	$158,995		$94,648

Earnings per Share:
BASIC
Net Loss Applicable to Common Shareholders	$(1.65)			$2.44
DILUTED
Net Loss Applicable to Common Shareholders	$(1.65)			$2.39

Weighted Average Common Shares Outstanding:
Basic	39,089,987			39,089,987
Diluted	39,089,987			39,874,476

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Pro Forma Adjustments

(1)	Represents the sale of all "Hotel Assets Held for Sale"
(2)	Represents the estimated receivable for the expected closing of the Courtyard Sunnyvale sale in the fourth quarter of 2022
(3)	Represents the repayment of $118,684 outstanding balance on the Prior Credit Facility Line of Credit
(4)	Represents the repayment of $497,481 outstanding balance on the Prior Credit Facility Unsecured Term Loans, and extinguishment of unamortized deferred financing costs
(5)	Represents the funds received of $400,000 for Term Loans under the new $500,000 Credit Facility, less financing costs
(6)	Represents the repayment of $158,094 outstanding balance on the Junior Notes Payable, and extinguishment of unamortized deferred financing costs and discount
(7)	Represents the pay-down or transfer of all "Liabilities Related to Hotel Assets Held for Sale"
(8)	Represents the estimated net gain that the Company expects to recognize related to the property sales and pay off of existing debt
(9)	Represents the removal of operating results for sold properties, as if the sale had occurred on January 1, 2022 and January 1, 2021
(10)	Represents the reduction in "Interest Expense" had debt repayments and execution of the New $500,000 Credit Facility occurred on January 1, 2021 and January 1, 2022
(11)	Represents the loss incurred as a result of debt repayments made prior to their maturities
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